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                                                                   Exhibit 10.19

                                                     AFTER RECORDING RETURN TO:
                                                     Steven K. Bender, Esquire
                                                     Long Aldridge & Norman, LLP
                                                     Suite 5300
                                                     303 Peachtree Street
                                                     Atlanta, Georgia   30308
                                                     (404) 527-4640

                         CONSTRUCTION EASEMENT AGREEMENT

         This Construction Easement Agreement ("Agreement") is made and entered into this day of 8th day of October, 1999, by INLAND PAPERBOARD AND PACKAGING, INC., a Delaware corporation ("Grantor") and TENASKA, INC., a Delaware corporation, and TENASKA GEORGIA PARTNERS, L.P., a Delaware limited partnership (collectively the "Grantee") (the words "Grantor" and "Grantee" to include their respective successors, successors-in-title, grantees and assigns where the context requires or permits).

         FOR AND IN CONSIDERATION of the payment of $10.00 in hand paid by Grantee to Grantor at or before the sealing and delivery of these presents, in consideration of the mutual agreements set forth below, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Grantor and Grantee hereby agrees as follows:

         1. CONSTRUCTION EASEMENT. Grantor does hereby grant, bargain, sell, alien, convey and confirm unto Grantee, their successors, successors-in-title, grantees and assigns, a non-exclusive perpetual easement on, over, through and across the real property more specifically described in EXHIBIT "A" attached hereto and incorporated herein by reference (the "Temporary Construction Easement Area") for the purpose and a term so long as necessary to clear, excavate, lay and construct gas pipelines and related pipeline facilities and equipment through the real property lying between the two (2) tracts comprising the Temporary Construction Easement Area and adjoining pipeline easement areas (said area between the two (2) tracts comprising the Temporary Construction Easement Area and adjoining pipeline easement areas being hereinafter collectively referred to as "Tract G"), and to do all things reasonably necessary and incident to the initial construction of such pipelines, and as needed in connection with any later maintenance, repair, replacement, alteration or removal of such pipelines (all of the foregoing purposes being hereinafter collectively referred to as the "Construction Purposes"). Notwithstanding the foregoing terms of this Agreement, the easement granted hereunder shall be, and convey, an exclusive right to use the Temporary Construction Easement Area from the date hereof and until December 31, 2002, and shall be non-exclusive thereafter. Grantee shall not remove or damage any standing timber from or on the Temporary Construction Easement Area except to the minimum extent needed to carry out the Construction Purposes. If Grantee removes or damages any standing timber from or on the Temporary Construction Easement Area Grantee shall pay Grantor the net present value of the expected yield of the mature trees removed or damaged by Grantee. Should Grantee remove any timber or other vegetation on the Temporary


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Construction Easement Area, Grantee shall leave the Temporary Construction
Easement Area clean and free of debris.

         2. INDEMNIFICATION. Grantee for itself, and its successors, successors-in-title, grantees and assigns, hereby agrees to indemnify, defend and hold harmless Grantor, and its successors, successors-in-title, grantees and assigns, from any and all claims, demands, liabilities, losses, suits, civil actions, judgements, costs, expenses (including reasonable attorneys' fees) and damages, of any kind or nature (hereinafter collectively referred to as a "Claim"), suffered or incurred by Grantor in connection with Grantee, its successors, successors-in-title, grantees or assigns, or any of their respective agents, employees, servants, contractors, subcontractors, tenants, subtenants, licensees, invitees or lenders, using the Temporary Construction Easement Area, or making use of any of the easement rights, granted hereunder, except to the extent any Claim was caused by the negligence or wilful misconduct of Grantor, its successors, successors-in-title, grantees or assigns, or any of their respective agents, employees, servants, contractors, subcontractors, tenants, subtenants, licensees, invitees or lenders.

         3. ADDITIONAL PROVISIONS. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Georgia. Grantor agrees that the easements granted in this Agreement shall be a burden upon, touch, concern and run with the title to the Temporary Construction Easement Area. Grantee shall have the right to assign Grantee's rights and privileges under this Agreement to any successor-in-title of Grantee who acquires the Grantee's land adjoining the Temporary Construction Easement Area, without the need for Grantor's consent. Upon any such successor-in-title to Grantee assuming in writing all obligations hereunder accruing or arising from and after the effective date of such transfer and publicly recording such assumption agreement in the real estate records of the Clerk of the Superior Court of Heard County, Georgia, the original Grantee shall be released from the obligations, liabilities and matters accruing or arising from and after the effective date of such assumption that have been assumed by such successor-in-title. The easements set forth in this Agreement shall be for the use, benefit and enjoyment of Grantee, its successors, successors-in-title, grantees and assigns (including, without limitation the Development Authority of Heard County ["DAHC"] as successor-in-title to Grantee's adjoining land), and their respective agents, employees, servants, tenants (including, without limitation, any tenant leasing the adjoining land from DAHC), subtenants, licensees, invitees, and lenders. The easements and other obligations set forth in this Agreement are binding upon and shall inure to the benefit of the parties hereto, and their respective successors, successors-in-title, grantees and assigns (including, without limitation DAHC as successor-in-title to Grantee's adjoining land), and their respective agents, employees, servants, tenants (including, without limitation, any tenant leasing the adjoining land from DAHC), subtenants, licensees, invitees, and lenders.


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         TO HAVE AND TO HOLD the rights, privileges and easements described above unto Grantee, their successors, successors-in-title, grantees and assigns.

         AND GRANTOR, their heirs, executors, administrators, personal representatives, successors, successors-in-title, grantees and assigns will forever warrant and defend the right and title to, and privileges under, the easements conveyed by Grantor to Grantee hereunder, against the claims of all persons claiming by, through or under Grantor.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

                                            GRANTOR:

Signed, sealed and delivered in the
the presence of:                            INLAND PAPERBOARD AND PACKAGING,
                                            INC., a Delaware corporation

/S/
--------------------------------
Unofficial Witness

                                            By: /S/                       (SEAL)
                                               ---------------------------------
                                            Print Name: Jack C. Sweeny

/S/
--------------------------------            Title:  Vice President
Notary Public

My Commission Expires:
                      ---------
                                                     [CORPORATE SEAL]

[NOTARY SEAL]

                       [Signatures Continued on Next Page]


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                                           GRANTEE:

Signed, sealed and delivered in the
the presence of:                           TENASKA, INC., a Delaware corporation

/S/
--------------------------------
Unofficial Witness

                                           By:/S/                         (SEAL)
                                              ----------------------------------
                                           Print Name:  Paul G. Smith

/S/                                        Title:  Vice President
--------------------------------
Notary Public
                                                       [CORPORATE SEAL]
My Commission Expires:
                      ----------

[NOTARY SEAL]

Signed, sealed and delivered in the
the presence of:                           TENASKA GEORGIA PARTNERS, L.P., a
                                           Delaware limited partnership

 /S/                                       By: Tenaska Georgia I, L.P., a
--------------------------------           Delaware limited partnership, Its
Unofficial Witness                         General Partner


 /S/                                       By: Tenaska Georgia, Inc., a Delaware
--------------------------------           corporation, its General Partner
Notary Public

My Commission Expires:                     By: /S/                        (SEAL)
                      ----------               ---------------------------------
[NOTARY SEAL]                              Print Name:  Michael F. Lawler

                                           Title:  VP of Finance & Treasurer

                                                      [CORPORATE SEAL]


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                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

EASEMENT AREA 9 - TEMPORARY WORKSPACE

 ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

     THENCE South 01 degrees 19 minutes 00 seconds West for a distance of 902.40 feet to a STEEL FENCE POST;

     THENCE South 01 degrees 36 minutes 50 seconds East for a distance of 321.00 feet to a 1" PIPE;

     THENCE South 00 degrees 28 minutes 16 seconds West for a distance of 802.62 feet to an 1" PIPE;

     THENCE South 00 degrees 43 minutes 57 seconds West for a distance of 291.17 feet to an POINT IN THE CENTERLINE OF HILLY MILL CREEK;

     THENCE South 01 degrees 18 minutes 40 seconds West for a distance of 32.38 feet to a point;

     THENCE South 02 degrees 18 minutes 34 seconds West for a distance of 978.06 feet to a point on the Southerly limits of the Wetlands of Hilly Mill Creek;

     THENCE South 02 degrees 18 minutes 34 seconds West for a distance of 84.64 feet to a ? inch pipe;

     THENCE South 01 degrees 21 minutes 15 seconds West for a distance of 12.03 feet;

     THENCE South 01 degrees 21 minutes 15 seconds West for a distance of 140.19 feet to a Painted Rock;

     THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

     THENCE South 88 degrees 57 minutes 38 seconds East for a distance of 124.94 feet to a point;

     THENCE along a curve to the left having a radius of 3700.00 feet and an arc length of 513.91 feet, being subtended by a chord


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of North 33 degrees 18 minutes 31 seconds East for a distance of 513.50 feet to a point;

     THENCE North 45 degrees 03 minutes 01 seconds East for a distance of 20.82 feet to a point;

     THENCE North 19 degrees 13 minutes 55 seconds East for a distance of 202.54 feet to a point;

     THENCE North 53 degrees 03 minutes 38 seconds West for a distance of 104.97 feet to a point;

     THENCE South 19 degrees 13 minutes 55 seconds West for a distance of 211.55 feet to a point;

     THENCE South 45 degrees 03 minutes 01 seconds West for a distance of 11.80 feet to a point;

     THENCE along a curve to the right having a radius of 3600.00 feet and an arc length of 587.61 feet, being subtended by a chord of South 33 degrees 47 minutes 14 seconds West for a distance of 586.96 feet to a point, said point being the POINT OF BEGINNING.

     Said property contains 1.78 acres more or less.

EASEMENT AREA 10 - TEMPORARY WORKSPACE

 ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 236 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

     THENCE South 01 degrees 19 minutes 00 seconds West for a distance of 902.40 feet to a STEEL FENCE POST;

     THENCE South 01 degrees 36 minutes 50 seconds East for a distance of 321.00 feet to a 1" PIPE;

     THENCE South 00 degrees 28 minutes 16 seconds West for a distance of 802.62 feet to an 1" PIPE;

     THENCE South 00 degrees 43 minutes 57 seconds West for a distance of 291.17 feet to an POINT IN THE CENTERLINE OF HILLY MILL CREEK;

     THENCE South 01 degrees 18 minutes 40 seconds West for a distance of 32.38 feet to a point;

     THENCE South 02 degrees 18 minutes 34 seconds West for a


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distance of 978.06 feet to a point on the Southerly limits of the Wetlands of
Hilly Mill Creek;

     THENCE South 02 degrees 18 minutes 34 seconds West for a distance of 84.64 feet to a 1 inch pipe;

     THENCE South 01 degrees 21 minutes 15 seconds West for a distance of 12.03 feet;

     THENCE South 01 degrees 21 minutes 15 seconds West for a distance of 140.19 feet to a Painted Rock;

     THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 1520.84 feet to a point;

     THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 102.52 feet to a point;

     THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 50.16 feet to a point;

     THENCE North 88 degrees 57 minutes 38 Seconds West for a distance of 25.08 feet to a point, said point being the POINT OF BEGINNING for the herein described parcel of land.

     THENCE North 03 degrees 30 minutes 04 seconds West for a distance of 82.45 feet to a point;

     THENCE North 45 degrees 03 minutes 01 seconds East for a distance of 639.20 feet to a point;

     THENCE North 19 degrees 13 minutes 55 seconds East for a distance of 52.57 feet to a point;

     THENCE North 70 degrees 46 minutes 05 seconds West for a distance of 175.00 feet to a point;

     THENCE North 19 degrees 13 minutes 55 seconds East for a distance of 150.00 feet to a point;

     THENCE South 70 degrees 46 minutes 05 seconds East for a distance of 175.00 feet to a point;

     THENCE North 19 degrees 13 minutes 55 seconds East for a distance of 25.93 feet to a point;

     THENCE North 44 degrees 18 minutes 22 seconds West for a distance of 99.68 feet to a point;

     THENCE North 56 degrees 31 minutes 54 seconds West for a distance of 120.58 feet to a point;

     THENCE North 70 degrees 46 minutes 05 seconds West for a distance of 68.89 feet to a point;

     THENCE South 19 degrees 13 minutes 55 seconds West for a distance of 350.00 feet to a point;


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     THENCE South 70 degrees 46 minutes 05 seconds East for a distance of 140.96 feet to a point;

     THENCE South 45 degrees 03 minutes 01 seconds West for a distance of 583.23 feet to a point;

     THENCE South 03 degrees 30 minutes 04 seconds East for a distance of 119.61 feet to a point;

     THENCE South 88 degrees 57 minutes 38 seconds East for a distance of 100.31 feet to a point, said point being the POINT OF BEGINNING.

     Said property contains 3.02 acres more or less.

RECONSTRUCTIONEASEMENT